SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      July 7, 2004
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                     J.P. Morgan Acceptance Corporation I
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            (Exact Name of Registrant as Specified in Its Charter)


Delaware                               333-109775               13-3475488
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(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)         Identification No.)


270 Park Avenue
New York, New York                                                  10017
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 834-3850
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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     On July 7, 2004, J.P. Morgan Acceptance Corporation I, as depositor,
Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and U.S. National Association, as trustee, entered into a pooling and servicing agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement") providing for the issuance of the C-Bass Mortgage Loan Asset-Backed Certificates, Series 2004-CB4. This filing amends and supercedes the Report on Form 8-K filed on July 21, 2004, including the form of Pooling and Servicing Agreement filed as an exhibit thereto. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.



Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:

            Not applicable.

(b)  Pro forma financial information:

            Not applicable.

(c)  Exhibits:

       4.1  Pooling and Servicing Agreement.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   July 23, 2004


                                     J.P. MORGAN ACCEPTANCE CORPORATION I


                                     By: /s/ Chris Schiavone
                                         ------------------------------------
                                         Name:  Chris Schiavone
                                         Title:   Authorized Signatory



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

                                 EXHIBIT INDEX

                     The following exhibits are filed herewith:


Exhibit No.                                                          Page No.
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4.1     Pooling and Servicing Agreement dated as of June 1, 2004.          6



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